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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of CIBER, Inc., (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Mac J. Slingerlend, Chief Executive Officer of CIBER, certify that, to my knowledge:

        (1)  The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MAC J. SLINGERLEND Mac J. Slingerlend Chief Executive Officer August 11, 2002

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  Exhibit 99.1